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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 21, 2001

                                  Cramer, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


         Kansas                           09603                              48-0638707
------------------------          ---------------------          ---------------------------------
(State of Incorporation)          (Commission File No.)          (IRS Employer Identification No.)



            625 Adams Street
           Kansas City, Kansas                                   66105
----------------------------------------             --------------------------
(Address of principal executive offices)                      (Zip code)



                                 (913) 621-6700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
              ----------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 21, 2001, Cramer (the "registrant") notified Deloitte & Touche LLP ("D&T") and Stirtz Bernards Boyden Surdel & Larter, P.A., Minneapolis, Minnesota ("SBBSL") that, upon completion of D&T's audit of the registrant's financial statements for the fiscal year ended December 31, 2000, which is currently in process, the registrant will change auditors to SBBSL.

         The registrant's Board of Directors elected to engage SBBSL in the belief that a qualified regional firm was more appropriate for a company of the limited size and resources of the registrant than a "Big Five" accounting firm.

         The reports of D&T on the registrant's financial statements for the fiscal years ended December 31, 1999 and 1998 do not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 1999, and the subsequent interim period preceding the date of filing of this report, there have been no disagreements between D&T and the registrant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to D&T's satisfaction, would have caused D&T to make reference to the subject matter of the disagreement(s) in connection with its reports, nor have there been any reportable events as contemplated under Item 304(a)(1)(iv)(B) of Regulation S-B.

         The registrant did not consult with SBBSL regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the registrant's financial statements, and no written or oral advice was provided by SBBSL on any such issue that was a factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

         The registrant has authorized D&T to respond fully to any inquiries of SBBSL concerning any issue related to the registrant's accounting principles or practices or financial reporting, or the registrant's financial statements or D&T's audit thereof or audit opinion thereon.

         The registrant has provided a copy of the disclosures in this amended report to D&T. D&T has furnished a letter to the Commission contemplated by paragraph (a)(3) of Item 304 of Regulation S-B, a copy of which is attached as
Exhibit 16(a) to this report.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibit 16(a) - Comment letter dated June 19, 2001 from Deloitte & Touche LLP



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CRAMER, INC.


                                 /s/ Gregory Coward
                                 --------------------------------------------
                                 By: Gregory Coward, President, Chief Executive
                                     Officer and Interim Chief Financial Officer


                                 May 21, 2001


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                                  EXHIBIT 16(a)

        COMMENT LETTER DATED JUNE 19, 2001 FROM DELOITTE AND TOUCHE LLP



June 19, 2001


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read Item 4 of Cramer, Inc.'s Report on Form 8-K/A, dated May 21, 2001 and have the following comments:

          1. We agree with the statements made in the first paragraph insofar as they relate to Deloitte & Touche LLP.

          2. We agree with the statements made in the third, fifth, and sixth paragraphs.

          3. We have no basis on which to agree or disagree with the statements made in the second and fourth paragraphs.

Yours truly,



/s/ Deloitte & Touche LLP